SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): February 23, 2006


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        1-12494                  62-154718
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
      Incorporation)                                         Identification No.)

           Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421 (Address of principal executive office, including zip code)

                                 (423) 855-0001
              (Registrant's telephone number, including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement

     On February 23, 2006, CBL & Associates Properties, Inc. (the "Company") and the other parties thereto completed the execution of an amendment, to be effective as of January 1, 2006, to that certain Voting and Standstill Agreement, effective as of September 25, 2000, between the Company, CBL & Associates Limited Partnership, a Delaware limited partnership (the "Operating Partnership"); certain of the Company's principals (Charles B. Lebovitz, Stephen
D. Lebovitz, John N. Foy, and CBL & Associates, Inc., collectively the "CBL Parties"); Jacobs Realty Investors Limited Partnership, a Delaware limited partnership ("JRI"); Richard E. Jacobs, solely as Trustee for the Richard E. Jacobs Revocable Living Trust ("REJ'"); Richard E. Jacobs, solely as Trustee for the David H. Jacobs Marital Trust ("DHJ" and together with REJ, the "Jacobs Trusts"); and Martin J. Cleary ("Cleary").

     The Voting and Standstill Agreement, the terms of which are described in more detail under the heading "Certain Terms of the Jacobs Acquisition" in the Company's Proxy Statement dated April 1, 2005, was originally executed in connection with the Company's acquisition of a portfolio of properties from JRI and certain of its affiliates and partners. It is the agreement pursuant to which JRI currently is entitled to nominate two designees as members of the Board. Martin J. Cleary and Gary L. Bryenton are the current members of the Company's Board of Directors who were nominated as JRI designees pursuant to the Voting and Standstill Agreement.

     The sole purpose of the amendment is to release and remove Martin J. Cleary as a party to the Voting and Standstill Agreement, and does not alter the agreement in any other respect. Following the amendment, neither Mr. Cleary nor Mr. Bryenton are parties to the Voting and Standstill Agreement.


Item 9.01   Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     Not applicable

(b)  Pro Forma Financial Information

     Not applicable

(c)  Exhibits

     The Amendment to the Voting and Standstill Agreement will be filed as an exhibit to the Company's periodic reports not later than the due date for the Form 10-Q for the quarter ending March 31, 2006.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CBL & ASSOCIATES PROPERTIES, INC.


                                                /s/ John N. Foy
                                    --------------------------------------
                                                 John N. Foy
                                                Vice Chairman,
                                     Chief Financial Officer and Treasurer



Date: March 1, 2006